                     [Logo of LHS Group Inc. appears here]

                                LHS GROUP INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   Number                                                         Shares

LHS

Common Shares                                                 SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 501938 10 4

THIS CERTIFIES THAT




IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.01 EACH OF

                                LHS GROUP INC.

transferable on the books of the Corproation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                LHS GROUP INC.
                                   CORPORATE
                                     SEAL
                                     1995
                                   DELAWARE


/s/ Wolf Gaede                                          /s/ Hartmut Lademacher

     Secretary                                                     President



                                                   COUNTERSIGNED AND REGISTERED
                                                      SUNTRUST BANK, ATLANTA
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                                   BY

                                                           AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with the right of
           survivorship and not as tenants
           in common.

UNIF GIFT MIN ACT -- ___________Custodian_______________________
                       (Cust)               (Minor)

                     under Uniform Gifts to Minors

                     ACT________________________________________
                           (State)

UNIF TRF MIN ACT --  ___________Custodian(until age____________)
                       (Cust)

                     ____________________under Uniform Transfers
                          (Minor)

                     to Minors Act______________________________
                                            (State)


        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

                                 _______________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST
                       NOTICE: CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: _____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.